ONE GAS, INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS Effective July 18, 2022 ARTICLE I ESTABLISHMENT OF PLAN The Board of Directors of ONE Gas, Inc., an Oklahoma corporation (the "Company"), on February 18, 2014, established this ONE Gas, Inc. Deferred Compensation Plan for Non- Employee Directors (the "Plan), a non-qualified deferred compensation plan pursuant to which any Director of the Company who is not an officer or present employee of the Company, and who is in a position to contribute to its continued growth, development and future financial success, may be offered an opportunity to defer all or a portion of his/her compensation under terms and conditions that will represent a meaningful benefit to such Director. The Plan is hereby amended and restated effective July 18, 2022. Amounts deferred for calendar years beginning prior to the restated effective date will continue to be paid in accordance with the Elections and Plan terms under which the amounts were deferred, except to the extent the time and form of payment are changed by the Participant or the Company in accordance with this Plan restatement. ARTICLE II PURPOSE The purpose of the Plan is to improve the Company's ability to attract and retain Non- Employee Directors who will contribute to the overall success of the Company. ARTICLE III DEFINITIONS "Beneficiary" shall mean any person designated by a Participant on a form furnished by the Plan Administrator. "Board" shall mean the Board of Directors of the Company. "Cash Deferral Option" shall mean the deferral option specified in Article IX of the Plan. "Code" shall mean the Internal Revenue Code of 1986, as amended. "Committee" shall mean the Executive Compensation Committee of the Board. "Common Stock" shall mean the $0.01 par value common stock of the Company.

2 "Company" shall mean ONE Gas, Inc., an Oklahoma corporation, or any successor thereto. "Deferred Compensation" shall mean Director Compensation that is deferred by a Non- Employee Director pursuant to this Plan. "Deferred Compensation Account" shall mean the deferred compensation account created by the Company which is payable to a participating Non-Employee Director under the Plan. "Deferred Compensation Agreement" shall mean a written agreement to defer compensation as described in Article VII of the Plan. "Determination Date" shall mean the last day of a Participant's term of service as a Non- Employee Director. "Director" shall mean a member of the Board. "Director Annual Cash Retainer Fee" shall mean an annual retainer fee paid in cash by the Company to a Non-Employee Director for service in or for a Plan Year. "Director Annual Stock Retainer Fee" shall mean an annual retainer fee paid in Common Stock by Company to a Non-Employee Director for service in or for a Plan Year. “Director Annual Chairman of the Board Cash Retainer Fee” shall mean an annual retainer fee paid in cash by the Company to a Non-Employee Director for service as the chairperson of the Board in or for a Plan Year. "Director Annual Committee Chair Cash Retainer Fee" shall mean an annual retainer fee paid in cash by the Company to a Non-Employee Director for service as the chairperson of a committee of the Board in or for a Plan Year. “Director Annual Lead Director Cash Retainer Fee” shall mean an annual retainer fee paid in cash by the Company to a Non-Employee Director for service as the lead independent director of the Board in or for a Plan Year. "Director Compensation" shall mean the compensation paid or payable to an individual for his/her services as a Non-Employee Director. “Director Retainer Fees” means the Director annual retainer fees defined herein. "Director Services Fee" shall mean such other fees or compensation as the Company may pay to a Non-Employer Director, in cash or in Common Stock, in lieu of or in addition to Director Retainer Fees. "Disabled" and/or "Disability" shall mean that a Participant is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or expected to last for a continuous period of

3 not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of any employer by whom such participant is employed. A Participant will be deemed to be Disabled if such Participant is determined to be totally disabled by the Social Security Administration. "Distributable Balance" shall mean the balance of a Participant's Deferred Compensation Account on the Determination Date as provided in paragraph XI of the Plan. "Distribution Date" shall mean the date specified by a Participant in his or her Election or Subsequent Election for all or a portion of such Participant’s Deferred Compensation Account to be paid or commence payment, as permitted by Section 409A, the Treasury Regulations and other guidance promulgated or issued thereunder. "Dividend Reinvestment Plan" means the dividend reinvestment plan established and maintained by or for the Company with respect to Common Stock. "Election" shall mean an irrevocable written election to defer Director Compensation made by a Non-Employee Director pursuant to the Plan that shall specify the time and form of distribution of the Deferred Compensation. "Employee" shall mean an individual who is employed by the Company or any subsidiary or affiliate thereof. "Equity Compensation Plan" shall mean the ONE Gas, Inc. Amended and Restated Equity Compensation Plan (2018), as amended from time to time. "Fair Market Value" shall mean on a particular date the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. "Investment Return Rate" shall mean the deemed investment rate of return to be credited to a Participant's Deferred Compensation Account pursuant to Articles X and XI of the Plan. “Measurement Date” shall mean the regular payment date of the Director Compensation, as applicable. "Non-Employee Director" shall mean any Director who is not also an Employee of the Company. "Participant" shall mean any Non-Employee Director of the Company who elects to defer compensation under the Plan. "Phantom Stock Option" shall mean the deferral option specified in Article IX of the Plan. “Phantom Stock Unit” shall mean the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Plan.

4 "Plan" shall mean this ONE Gas, Inc. Deferred Compensation Plan for Non-Employee Directors as set forth in its entirety in this document as it may be amended from time to time. "Plan Administrator" shall mean the Executive Compensation Committee of the Board or any other committee appointed by the Board to act in that capacity. "Plan Year" shall mean the calendar year. "Section 409A" shall mean section 409A of the Code. "Subsequent Election" shall mean an irrevocable written election made by a Participant to delay the time of distribution or change the form of payment for all or a portion of the Participant’s Deferred Compensation that is made at any time after the initial Election and Deferred Compensation Agreement with respect to such Deferred Compensation. ARTICLE IV EFFECTIVE DATE The Plan was adopted, established and effective February 18, 2014. The Plan is hereby amended and restated effective July 18, 2022. ARTICLE V ELIGIBILITY All Non-Employee Directors of the Company shall be eligible to participate in the Plan. ARTICLE VI NON-EMPLOYEE DIRECTOR COMPENSATION DEFERRAL Non-Employee Directors of the Company are customarily paid annual Director Compensation by the Company in the form of Director Retainer Fees. The Company may from time to time pay other kinds or amounts of compensation to Non-Employee Directors of the Company. The Plan allows the Non-Employee Directors to elect to defer all, part, or none of their Director Compensation, and to have two (2) deemed investment options, either the Cash Deferral Option or the Phantom Stock Option, from which to choose as more specifically provided below. ARTICLE VII ELECTION TO DEFER DIRECTOR COMPENSATION A. Participant Elections. The Plan is a voluntary participation plan, pursuant to which a Non-Employee Director may make an Election to defer all or a portion of his/her Director Compensation for a Plan Year by written instrument filed with the Committee in such form as it may prescribe, subject to the following: 1. An Election and Deferred Compensation Agreement by a Non-Employee Director to defer his/her Director Compensation for services performed during a Plan Year shall be made no later than December 31 of the preceding Plan Year.

5 2. A separate Election and Deferred Compensation Agreement shall be made for each Plan Year that a Non-Employee Director elects to defer his/her Director Compensation under the Plan; provided, however, if a Non-Employee Director has made an Election and Deferred Compensation Agreement for a Plan Year, such Election and Deferred Compensation Agreement shall remain in effect and be irrevocable for subsequent Plan Years if a new and separate Election and Deferred Compensation Agreement is not made and entered into on or before December 31 of the preceding Plan Year. 3. In the case of the first Plan Year in which a Non-Employee Director becomes eligible to participate in the Plan, the Non-Employee Director may make an initial Election and Deferred Compensation Agreement within thirty (30) days after the date the Non-Employee Director became eligible to participate in the Plan, with respect to Director Compensation payable for services performed after the date of such Election and Deferred Compensation Agreement. Any such initial Election shall be effective for the Plan Year in which it is made, and thereafter such new Non-Employee Director shall make his/her Election to defer for subsequent Plan Years pursuant to Article VII, paragraph A.1. 4. A Non-Employee Director who is to participate in the Plan and defer Director Compensation must elect the amount, if any, to be deferred, the type of deferral option, and the time and form of payment, all of which are more specifically described below. B. Participant Subsequent Elections. A Participant may make a Subsequent Election for Deferred Compensation by written instrument filed with the Committee in such form as it may prescribe, subject to the following: 1. A Subsequent Election must satisfy the following requirements: a. The Subsequent Election shall not take effect until at least twelve (12) months after the date on which it is made. b. In the case of a Subsequent Election related to a payment to be made upon separation from service of a Participant, at a specified time or pursuant to a fixed schedule, the payment with respect to which the Subsequent Election is made shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made (or in the case of installment payments, five (5) years from the date the first amount was scheduled to be paid). c. Any Subsequent Election related to a payment at a specified time or pursuant to a fixed schedule may not be made less than twelve (12) months prior to the date the payment is scheduled to be paid (or in the case of installment payments, twelve (12) months before the date the first amount was scheduled to be paid). 2. A Subsequent Election that fails to comply with the provisions of Section 409A and the Treasury Regulations thereunder shall be void and not allowed under the Plan.

6 3. A Participant who has made a Subsequent Election under the Plan shall be allowed to make another Subsequent Election with respect to the same Deferred Compensation, in accordance with this Article VII., paragraph B., and other provisions of the Plan. 4. Notwithstanding the foregoing provisions, the Committee, in its sole discretion, shall be authorized to determine, from time to time and/or in the particular case of any one or more Participants, that a Subsequent Election is not allowed to be made. ARTICLE VIII AMOUNT OF DEFERRAL; DIRECTOR COMPENSATION DEFERRALS A. Deferral Amounts. A Non-Employee Director who elects to participate in the Plan, may defer all, a portion or none of the following types of Director Compensation for a Plan Year, as applicable: 1. Director Annual Stock Retainer Fee 2. Director Annual Cash Retainer Fee 3. Director Annual Committee Chair Cash Retainer Fee 4. Director Annual Chairman of the Board Cash Retainer Fee 5. Director Annual Lead Director Cash Retainer Fee 6. Any other Director Services Fees B. Designation. The deferral of Director Compensation shall be designated in the Non-Employee Director’s Election as a percentage of the form and amount of the type of Director Compensation to which it applies. ARTICLE IX DEFERRAL OPTIONS A. Deferral Options. A Non-Employee Director who makes an Election to defer his/her Director Compensation for a Plan Year may elect either: 1. A Cash Deferral Option; or 2. A Phantom Stock Option. All amounts deferred are subject to the terms of the option elected. The Election shall be made as part of the Election procedure described in Article VII, above. B. Cash Deferral Option. Under the Cash Deferral Option, a participating Non- Employee Director may elect to defer all or a portion of their eligible Director Compensation payable in cash. Interest will accrue at the rate defined in Article X, below.

7 C. Phantom Stock Option 1. Under the Phantom Stock Option, a participating Non-Employee Director may elect to defer and convert to Phantom Stock Units all or a portion of their eligible Director Compensation. 2. The Director Compensation deferred under the Phantom Stock Option shall be converted into Phantom Stock Units as of the Measurement Date. The number of Phantom Stock Units credited to the Participant’s Deferred Compensation Account as a result of the conversion shall be determined by dividing the dollar amount of the Director Compensation being converted by the Fair Market Value of a share of Common Stock on the Measurement Date. 3. Fractional Phantom Stock Units will be accounted for as non-interest bearing cash based on the Fair Market Value of a share of Common Stock. 4. Dividend reinvestment attributable to such Phantom Stock Units shall be credited as provided in Article X, below. ARTICLE X DEFERRED COMPENSATION ACCOUNT A. General. The Company shall establish a separate Deferred Compensation Account for each Non-Employee Director who becomes a Participant in the Plan and elects to defer Director Compensation under the Plan and shall credit such Deferred Compensation Account with the Director Compensation deferred by the Non-Employee Director. B. Interest Rate. The amount deferred under the Cash Deferral Option (including interest earned thereon) will earn interest at the Investment Return Rate determined annually by the Committee which shall be the Moody’s Bond Indices Corporate AAA, or comparable index on the first business day of the Plan Year, plus 100 basis points. Interest will be credited quarterly (on the 1st day of April, July, October and January) at the applicable Investment Return Rate. C. Deemed Dividends. The Deferred Compensation Account of a Non-Employee Director who has elected the Phantom Stock Option, shall have phantom or deemed "dividends" on the Phantom Stock Units in his/her Deferred Compensation Account credited to such account in an amount equal to the dividends paid on Common Stock. The deemed dividend equivalent received will be treated in a manner similar to the treatment of dividends under the Dividend Reinvestment Plan when a Participant therein elects to have dividends reinvested in Common Stock, and will be deemed to be used to purchase additional Phantom Stock Units based on the closing price of the Common Stock on the date the Common Stock dividend is paid. Any fractional Phantom Stock Units will be accounted for as non-interest bearing cash based on the Fair Market Value of a share of Common Stock. The Deferred Compensation Account shall also be adjusted for any stock dividends, stock splits, etc. In the event the Dividend Reinvestment Plan is modified in any way, such deemed dividends credited through this Plan will be handled in accordance with said modification. If the Dividend Reinvestment Plan is terminated, such deemed dividends credited through this Plan will continue to be reinvested in accordance with the provisions of the terminated Dividend Reinvestment Plan.

8 D. Amount of Account. The amount equal to the balance in the Deferred Compensation Account of the Participant, taking into account all credits, shall be the amount a Participant shall be entitled to receive under the terms of the Plan; provided, that with respect to all deferrals converted to Phantom Stock Units, the Phantom Stock Units will be settled in shares of Common Stock made available under the Equity Compensation Plan. E. Statement of Account. The Company shall furnish or cause to be furnished to each Participant in the Plan an annual statement of his/her Deferred Compensation Account. ARTICLE XI DISTRIBUTIONS AND PAYMENTS A. Requirements for Distributions and Payments. Notwithstanding anything to the contrary expressed or implied herein, the following requirements shall apply to the Plan, to all Elections or Subsequent Elections made by Participants under the Plan, and to all distributions and payments made pursuant to the Plan. 1. Any compensation deferred under the Plan shall not be distributed earlier than: a. separation from service of the Participant, b. the date the Participant becomes Disabled, c. death of the Participant, or d. a specified time (or pursuant to a fixed schedule) specified under the Plan at the date of deferral of such compensation. 2. No acceleration of the time or schedule of any distribution or payment under the Plan shall be permitted or allowed, except to the extent provided in Treasury Regulations issued under Section 409A. 3. If a Subsequent Election is made pursuant to the Plan, payment shall be made or commence on the Distribution Date specified in such Subsequent Election. If a Subsequent Election changes the form of payment, the form of payment must be a form of payment otherwise permitted under this Plan. B. Distribution Options. Participants shall specify a time and form of payment in their Election for their Deferred Compensation covered by the Election (including any interest or deemed dividends attributable thereto), in accordance with the following: 1. Participants may elect for payment to be made (or commence, in the case of installments) on their Determination Date or a Distribution Date following their Determination Date; provided that, the Participant must select from among the available Distribution Date(s) designated by the Committee and set forth in the Election.

9 2. With respect to the Cash Deferral Option, Participants may elect for payment to be made in a lump sum or in monthly installments over a specified number of years; provided that, if the Participant elects to have amounts paid in installments, the Participant must select from among the permissible installment schedules selected by the Committee and set forth in the Election. Payments under the Cash Deferral Option shall be made in cash. 3. With respect to the Phantom Stock Option, Participants may elect for payment to be made in a lump sum or annual installments over a specified number of years; provided that, if the Participant elects to have amounts paid in installments, the Participant must select from among the permissible installment schedules selected by the Committee and set forth in the Election. Payments under the Phantom Stock Option shall be paid in shares of Common Stock, except for fractional Phantom Stock Units, which shall be paid in cash based on the Fair Market Value of a share of Common Stock on the payment date. 4. In the absence of a valid Election with respect to the time and form of payment, amounts will be paid in a lump sum on the Participant’s Determination Date. C. Distributable Balance; Cash Deferral Option. The Distributable Balance in the Deferred Compensation Account of a Participant for any deferrals under the Cash Deferral Option is the cash balance of such Deferred Compensation Account at the Participant's Determination Date. D. Distributable Balance; Phantom Stock Option. The Distributable Balance in the Deferred Compensation Account of a Participant for any deferrals under the Phantom Stock Option shall be the number of shares of Common Stock equal to the number of Phantom Stock Units plus any cash amounts held in respect of fractional Phantom Stock Units at the Participant’s Determination Date. E. Valuation. At the Determination Date of a Participant, such Participant's Deferred Compensation Account Distributable Balance for all Plan Years shall be valued. From that Determination Date forward, any remaining cash balance in the Participant’s Deferred Compensation Account (e.g., balance during the time of installment payments) shall bear interest at the Investment Return Rate and any remaining Phantom Stock Unit balance shall continue to be credited with "dividends" as provided in Article X, paragraph C above. In the event a Participant elects payment of all or a portion of the Participant's Deferred Compensation Account in installments, each installment shall be calculated by dividing that portion of the Deferred Compensation Account which is payable in installments by the number of installments remaining as of such date. With respect to installments payable in shares of Common Stock, the resulting number of shares of Common Stock to be distributed shall be rounded down to the next whole number, except that the final installment shall be rounded up to the next whole number. That part of the Participant's Deferred Compensation Account that consists of Phantom Stock Units and phantom dividends, which is payable in shares of Common Stock, shall be issued to the Participants under the Company's Equity Compensation Plan on the Distribution Date, and in the form, elected by the Participant. F. Distribution; Disability or Death of Participant. Distribution of a Participant's Distributable Balance shall commence immediately upon the occurrence of the Disability or death of the Participant, if such event occurs prior to the Distribution Date, and such distribution shall

10 be made in the form elected by the Participant. In such a case, the Distributable Balance in the Deferred Compensation Account of the Participant shall be determined as of the date of such event in like manner as if such event was a Determination Date for such Participant. G. Distributions Continued; Disability or Death of Participant. Distribution of the Distributable Balance in the form elected by the Participant shall continue in the event of Disability or death of the Participant on or after the Distribution Date. H. Distribution Recipient; Disability. Distribution of the Distributable Balance in the form elected by the Participant shall be made to the Participant in the event of Disability of such Participant; provided, that the Committee may, in its sole discretion, direct that such distribution instead be made to a guardian or other representative of a Participant who is disabled. I. Distribution Recipient; Death of Participant. Each Participant shall also designate a Beneficiary to receive the unpaid balance in the Participant's Deferred Compensation Account in the event of the Participant's death prior to complete distribution of their Deferred Compensation Account. The unpaid balance shall be paid in the form elected by the Participant. If no Beneficiary is designated, then the Participant's Deferred Compensation Account shall be distributed to the estate of the deceased Participant. J. Section 409A Compliance. This Plan is intended to comply with Section 409A of the Code or an exemption therefrom and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. ARTICLE XII NON-ASSIGNABILITY The right of a Non-Employee Director or Beneficiary to receive payments under this Plan shall not be pledged, assigned, transferred or subject to garnishment attachment or other legal process by creditors of such Non-Employee Director or Beneficiary. ARTICLE XIII ADMINISTRATION OF THE PLAN The Plan shall be administered by the Executive Compensation Committee of the Board, or by such other Committee as may be appointed and designated by the Board to administer the Plan from time to time. The Executive Compensation Committee shall supervise and direct the administration and operation of the Plan, and shall have such powers and duties as are specified in the Plan, or are otherwise necessary and appropriate thereto. The Committee, in its sole discretion, may establish rules and procedures governing the administration of the Plan, and shall have the power to interpret provisions of the Plan, and construe and determine the effect of Participant Elections and other instruments pertaining to the Plan, and all actions taken by the Executive Compensation Committee pursuant to the foregoing shall be binding on all Participants, Beneficiaries and other persons. Day-to-day authority and responsibility for administration of the Plan may be delegated to the Company’s Benefits Committee and its authorized representatives, and all actions taken thereby shall be entitled to the same deference as if taken by the Committee itself.

11 ARTICLE XIV FUNDING A. Company Obligation. The amounts of compensation deferred by any Non- Employee Director under this Plan shall constitute an unfunded and unsecured promise by the Company to pay such Non-Employee Director the deferred compensation from the general assets of the Company in the future. B. Nonqualified Trust. Although the Company may make, in its sole discretion, investments for the purpose of providing funds to pay such unsecured obligations made by it to the Plan, any such investments shall remain the sole and exclusive property of the Company subject to claims of its creditors generally; provided, that the Company may, at its option, create a grantor or rabbi trust to pay part or all of its obligations under the Plan as it determines to the extent permissible without changing the unfunded and unsecured nature of its deferred compensation obligations to Participants under the Plan. ARTICLE XV STATE LAWS GOVERNING PLAN This Plan shall be governed by the laws of the State of Oklahoma. ARTICLE XVI AMENDMENT OR TERMINATION OF PLAN This Plan shall continue in effect until amended or terminated by the Board of Directors. Any such amendment or termination shall not adversely affect any Deferred Compensation Account of a Participant then in existence under the Plan or any rights of a Participant under a Deferred Compensation Agreement entered into prior to such amendment or termination.